UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Brookline Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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important notice of availability of Proxy materials for the annual meeting of Stockholders of BrookLine BanCorP, inC. to Be held on: may 4, 2016 at 11:00 a.m. eastern time the Charles hotel, one Bennett Street, Cambridge, massachusetts 02138 this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before april 22, 2016. Please visit www.brooklinebancorp.com/proxy, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K to reqUeSt materiaL: teLePhone: 888-Proxy-na (888-776-9962) 718-921-8562 (for international callers) e-maiL: info@amstock.com weBSite: http://www.amstock.com/proxyservices/requestmaterials.asp onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time May 3, 2016. in PerSon: You may vote your shares in person by attending the Annual Meeting. teLePhone: To vote by telephone, please call 1-800-ProXieS (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries. maiL: You will receive a Proxy card by mail. If you need an additional copy of the Proxy card, you may request one by following the instructions above. to Vote: public accounting firm for the year ending December 31, 2016. We have fixed the close of business on March 10, 2016 as the record date for Brookline Bancorp, Inc. Annual Meeting and any adjournments or postponements of 1. To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are duly elected and qualified. nomineeS: David C. Chapin John A. Hackett John L. Hall II John M. Pereira Rosamond B. Vaule Please note that this notice may not be used to vote by mail. 2. To ratify the appointment of KPMG LLP as the Company's independent registered 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. determining those stockholders of Brookline Bancorp, Inc. entitled to vote at the the meeting. Only holders of record of Brookline Bancorp, Inc. common stock at the close of business on that date are entitled to notice of and to vote at the Brookline Bancorp, Inc. Annual Meeting. the BoarD oF DireCtorS reCommenDS a Vote "For" eaCh oF the DireCtor nomineeS in ProPoSaL 1, anD “For” ProPoSaLS 2 anD 3. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer